UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2013

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35176	27-4757800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4353 Park Terrace Drive. Westlake Village, California		91361
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 706 -3111

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Sale and Purchase Agreement

On October 18, 2013, IFES Acquisition Corp. Limited, an English company (“IFES”) and an indirect wholly owned subsidiary of Global Eagle Entertainment Inc. (the “Company”), entered into Sale and Purchase Agreements (the “Purchase Agreement”) with GCP Capital Partners LLP and certain individuals (each a “Seller” and collectively, the “Sellers”) relating to the acquisition by IFES of all of the issued share capital (the “Purchased Shares”) of Travel Entertainment Group Equity Limited, a private limited company incorporated in England and Wales (“IFE” and the acquisition, the “IFE Purchase”). IFE provides media content for use by airlines in in-flight entertainment and connectivity systems. The Company completed the IFE Purchase on October 18, 2013.

Consideration to the Sellers

The purchase price for the Purchased Shares was approximately $36 million payable in cash. In connection with the IFE Purchase, the Company: (i) sold 2,453,472 shares of the Company’s common stock to Putnam Equity Spectrum Fund (“Putnam”), and (ii) issued a convertible unsecured promissory note (the “Note”) to PAR Investment Partners, L.P. (“PAR”), each as further described below.

Warranties

Under the Purchase Agreement, certain of the Sellers made customary warranties under English law and practice, including, but not limited to, those relating to: ownership and authority; no liens or encumbrances on the Purchased Shares; no litigation, arbitration, administrative or other legal proceedings; licenses and consents; insurance; confidential information; subsidiaries; financial records; books and records; indebtedness; tax matters; intellectual property; contracts; employees; compliance with laws; insurance; products liability; environmental liability; restrictions on business activities; and disclosure. The Purchase Agreement contains customary indemnification provisions under English law and practice regarding taxation liabilities.  Subject to certain exceptions, the rights of IFES with respect to any claim for breach of a warranty (other than certain tax-related warranties) will survive until October 18, 2015.  The rights of IFES with respect to certain tax-related warranties will survive until October 18, 2017.

Covenants

The Purchase Agreement contains certain customary covenants of the parties under English law and practice, including but not limited to (i) a covenant by each of the Sellers to do all such acts and procure all such things as IFES may reasonably require for transferring to IFES legal and beneficial ownership of the Purchased Shares; (ii) a non-competition covenant applicable to certain Sellers beginning on October 18, 2013 and ending on October 18, 2015; and (iii) a covenant by each of the parties to the Purchase Agreement to keep confidential certain information obtained in connection with the negotiations of the Purchase Agreement and certain ancillary agreements related to the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Purchase Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. The Purchase Agreement contains warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating each of such agreement. The warranties and covenants in the Purchase Agreement are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts.

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Sale of Convertible Note

Note Purchase Agreement

On October 21, 2013, the Company entered into a Convertible Note Purchase Agreement with PAR (the “Note Purchase Agreement”). Pursuant to the Note Purchase Agreement, the Company issued the Note to PAR for a purchase price of $19,000,000. The Note is convertible into shares of the Company’s non-voting common stock. Interest will accrue on the unpaid principal amount of the Note at an annual rate of 12%. The principal amount of the Note, together with any accrued but unpaid interest, is payable in full on the earlier of (i) 60 days from issuance or (ii) the occurrence of an “Event of Default” (as defined in the Note) (the “Maturity Date”). On the Maturity Date, the Company may either (a) pay to PAR cash in the aggregate principal amount of the Note plus all accrued but unpaid interest or (b) issue to PAR non-voting shares of common stock equal to the quotient obtained by dividing (x) the principal amount of the Note, together with any accrued but unpaid interest as of the Maturity Date, by (y) $8.5593. The Company used the net proceeds from the sale of the Note to partially finance the IFE Purchase. The Company also paid a commitment fee of $950,000 in cash to PAR upon execution of the Note Purchase Agreement. PAR currently owns (i) approximately 9.37 million shares of our common stock, constituting approximately 25.9% of our issued and outstanding shares of common stock, (ii) 19,118,233 shares of our non-voting common stock, which is convertible into shares of our common stock in accordance with our amended and restated certificate of incorporation and the Conversion Agreement discussed below and (iii) warrants to purchase 509,512 shares of our common stock. PAR is a party to the Registration Rights Agreement described below. The Company’s Chairman of the Board, Edward L. Shapiro, is a Partner and Vice President of PAR.

The foregoing description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Note Purchase Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Conversion Agreement

On October 21, 2013, the Company also entered into an Agreement with PAR (the “Conversion Agreement”). Pursuant to Article IV, Section 4.4(i) of the Company’s Second Amended and Restated Certificate of Incorporation, any outstanding share of the Company’s non-voting common stock shall, without the payment of any additional consideration or any other action on the part of the Company or the holder thereof, convert into one fully paid and non-assessable share of the Company’s common stock, par value $0.0001 per share, provided that the holder of such non-voting common stock delivers written notice of the holder’s election to convert such non-voting common stock to common stock to the Company’s transfer agent at any time on or after October 31, 2013. Under the Conversion Agreement, PAR has agreed to forbear from electing to convert non-voting common stock into common stock until the earlier of (i) May 1, 2014 or (ii) 30 days after the date on which the shares of capital stock of Advanced Inflight Alliance AG, a German stock corporation and the Company’s majority-owned subsidiary, cease to be listed on the Regulated Market (General Standard) of the Frankfurt Stock Exchange (the “Outside Date”). This restriction only applies to non-voting common stock that PAR held at the time that the Conversion Agreement was entered into and to any non-voting common stock that PAR acquires after the date of the Conversion Agreement but before the Outside Date.

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Conversion Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Common Stock Purchase Agreement

On October 18, 2013, the Company entered into a Common Stock Purchase Agreement (the “Stock Purchase Agreement”) with Putnam relating to the sale by the Company of 2,453,472 shares (the “Putnam Shares”) of the Company’s common stock, par value $0.0001 per share, at a per share purchase price of $8.5593 for gross proceeds of approximately $21,000,000.  Under the Stock Purchase Agreement, the obligation of Putnam to purchase the Putnam Shares was subject to the fulfillment of certain conditions, including, but not limited to the following: (i) the closing of the Company’s acquisition of one or more businesses must occur, or happen concurrently with, the purchase of the Putnam Shares; and (ii) the Company and affiliates of Putnam must have entered into a voting rights waiver agreement.  Any of the closing conditions in the Stock Purchase Agreement may be waived by Putnam. As discussed in Item 8.01, the Company issued the Putnam Shares pursuant to the Stock Purchase Agreement on October 21, 2013. The Company used the proceeds of the sale of the Putnam Shares to partially finance the IFE Purchase.

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The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Stock Purchase Agreement, which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to Amended and Restated Registration Rights Agreement

On October 21, 2013, the Company entered into Amendment No. 1 to the Amended and Restated Registration Rights Agreement (the “Amendment”) with Global Eagle Acquisition LLC, PAR, and Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund (collectively, the “Holders”).  The Amendment amends the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), dated January 31, 2013, previously entered into by the Company, the Holders and the other individuals party thereto.  The Amendment amends the Registration Rights Agreement to, among other things: (i) include in the definition of “Registrable Securities” the shares of non-voting common stock issuable upon conversion of the Note and the shares of common stock issuable upon the conversion of such shares of non-voting common stock; and (ii) in the event that the Note is converted into shares of non-voting common stock, require the Company to file, within 30 days of the Maturity Date, either (a) a registration statement pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”) or (b) a post-effective amendment to the Company’s existing shelf registration statement on Form S-3 (File No. 333-188121), in each case registering the resale from time to time of the shares common stock issuable upon the conversion of such shares of non-voting common stock.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is included as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Voting Rights Waiver Agreement

In connection with the above-referenced sale of 2,453,472 shares of the Company’s common stock to Putnam, on October 21, 2013, the Company entered into a Voting Rights Waiver Agreement (the “Voting Rights Waiver Agreement”) with the investment manager for Putnam (Putnam Investment Management, LLC (“PIM”)) and certain other entities and individuals affiliated with PIM and Putnam (the “Other Putnam Investors”). Pursuant to the Voting Rights Waiver Agreement, PIM, Putnam and the Other Putnam Investors have agreed to waive all voting rights that they may have in respect of any voting securities issued by the Company that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the Company’s outstanding voting securities. The Voting Rights Waiver Agreement provides that any voting rights waived by Putnam, PIM or the Other Putnam Investors will be apportioned among those parties on a pro rata basis based upon their relative holdings of the Company’s voting securities. The Voting Rights Waiver Agreement will expire at the time that Putnam and all Other Putnam Investors that are investment companies registered under the Investment Company Act of 1940, as amended, no longer own any of the Company’s voting common stock, at which time the remaining Other Putnam Investors will be entitled to any and all voting rights pertaining to their voting securities.

The foregoing description of the Voting Rights Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Voting Rights Waiver Agreement, which is included as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report under the heading “Sale of Convertible Note” is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this report under the heading “Sale of Convertible Note” is incorporated by reference into this Item 3.02. The Note was offered and sold to an accredited investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.

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Item 7.01. Regulation FD Disclosure.

On October 21, 2013, the Company issued a press release announcing the IFE Purchase, the sale of the Note to PAR and the registered direct offering to Putnam, each as discussed above. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

As described in Item 1.01, the Company completed the IFE Purchase on October 18, 2013.

On October 21, 2013, the Company sold an aggregate of 2,453,472 shares of its common stock, $0.0001 par value per share, in a registered direct offering to Putnam at a purchase price of $8.5593 per share for gross proceeds, before expenses, of approximately $21,000,000. The Company sold the shares of common stock directly to Putnam and did not engage an underwriter, placement agent or advisor in connection with the Offering. Consequently, there were no fees or commissions paid to any member of the Financial Industry Regulatory Authority, Inc. or independent broker-dealer in connection with the Offering.

The Company used the proceeds from the Offering to partially finance the IFE Purchase.

The offer and sale of shares of the Company’s common stock pursuant to the Offering was registered under the Company’s existing shelf registration statement on Form S-3 (Registration No. 333-188121) (the “Registration Statement”), which the Securities and Exchange Commission declared effective on August 22, 2013.

A copy of the legal opinion of McDermott Will & Emery LLP, relating to the validity of the shares issued to Putnam under the Stock Purchase Agreement and pursuant to the Registration Statement, is filed as Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Sale and Purchase Agreement by and among IFES and the Sellers, dated October 18, 2013.

4.1	Convertible Note (included as exhibit to Note Purchase Agreement filed as Exhibit 10.1).
5.1	Opinion of McDermott Will & Emery LLP.
10.1	Convertible Note Purchase Agreement between the Company and PAR, dated October 21, 2013.
10.2	Agreement between the Company and PAR, dated October 21, 2013.
10.3	Common Stock Purchase Agreement between the Company and Putnam, dated October 18, 2013.

10.4	Amendment No.1 to the Amended and Restated Registration Rights Agreement among the Company and certain holders party thereto, dated October 21, 2013.

10.5	Voting Rights Waiver Agreement between the Company and PIM, dated October 21, 2013.
23.1	Consent of McDermott Will & Emery LLP (included in its opinion filed as Exhibit 5.1).

99.1	Press Release issued October 21, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Eagle Entertainment Inc.

By:	/s/ Michael Pigott
Name: Michael Pigott
Title: VP Legal

Dated: October 21, 2013

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Exhibit Index

2.1	Sale and Purchase Agreement by and among IFES and the Sellers, dated October 18, 2013.

4.1	Convertible Unsecured Promissory Note (included as exhibit to Note Purchase Agreement filed as Exhibit 10.1).
5.1	Opinion of McDermott Will & Emery LLP.
10.1	Convertible Note Purchase Agreement between the Company and PAR, dated October 21, 2013.
10.2	Agreement between the Company and PAR, dated October 21, 2013.
10.3	Common Stock Purchase Agreement between the Company and Putnam, dated October 18, 2013.

10.4	Amendment No.1 to the Amended and Restated Registration Rights Agreement among the Company and certain holders party thereto, dated October 21, 2013.

10.5	Voting Rights Waiver Agreement between the Company and PIM, dated October 21, 2013.
23.1	Consent of McDermott Will & Emery LLP (included in its opinion filed as Exhibit 5.1).

99.1	Press Release issued October 21, 2013.

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